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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                        (Date of earliest event reported)

                                December 24, 2003

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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


          000-50421                                   06-1672840
  (Commission File Number)                   (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.

     On December 24, 2003, the Company issued a press release announcing the underwriters' exercise of an over-allotment option to purchase an additional 622,500 shares of the Company's common stock at $14.00 per share. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

Item 7.  Exhibits.

     Exhibit 99.1 Press Release, dated December 24, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONN'S, INC.


Date:  December 24, 2003                 By:  /s/ C. William Frank
                                              -----------------------------
                                              C. William Frank
                                              Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.               Description
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99.1                      Press Release, dated December 24, 2003

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